UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 27, 2012
Date of Earliest Event Reported: September 11, 2012

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53619	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas 77058
(Address of principal executive offices) (Zip Code)

(866) 660-8156
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On September 12, 2012, Vertex Energy, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing of the Company’s acquisition of the real property assets of B & S Cowart Family L.P., a Texas limited partnership and substantially all of the assets, liabilities and operations of Vertex Holdings, L.P. (“Holdings”), which was in the business of transporting, storing, processing and re-refining petroleum products, crudes and used lubricants (collectively, the “Acquired Business”).  At that time, the Company stated in the Original Report that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.  This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.

Item 9.01.   Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired.

(1)
The Audited Balance Sheet of the Acquired Business as of December 31, 2011 and 2010, and Audited Statement of Operations for the years ended December 31, 2011 and 2010, and the notes thereto, are filed as Exhibit 99.1 to this Form 8-K/A.

(2)
The Unaudited Balance Sheet of the Acquired Business as of June 30, 2012, and the Unaudited Statement of Operations for the six months ended June 30, 2012 and 2011, and the notes thereto, are filed as Exhibit 99.2 to this Form 8-K/A.

(b)           Pro Forma Financial Information.

(1)
The Unaudited Pro Forma Combined Balance Sheet of Vertex Energy, Inc. as of June 30, 2012, Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2012, and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2011, are filed as Exhibit 99.3 to this Form 8-K/A.

(d)           Exhibits

Number	Description of Exhibits

2.1(1)	Unit Purchase Agreement by and among Vertex Energy, Inc., Vertex Acquisition Sub, LLC, Vertex Holdings, L.P. and B & S Cowart Family L.P. dated as of August 14, 2012
2.2(2)	First Amendment to Unit Purchase Agreement by and among Vertex Energy, Inc., Vertex Acquisition Sub, LLC, Vertex Holdings, L.P. and B & S Cowart Family L.P. dated as of September 11, 2012
10.1(2)	Credit Agreement between Vertex Energy, Inc., a borrower and Bank of America, N.A. as lender, dated August 31, 2012
10.2(2)	$10,000,000 Revolving Note by Vertex Energy, Inc., in favor of Bank of America, N.A., dated August 31, 2012
10.3(2)	$8,500,000 Term Note by Vertex Energy, Inc., in favor of Bank of America, N.A., dated August 31, 2012
10.4(2)	Form of Security Agreement dated August 31, 2012
10.5(2)	Corporate Guaranty in favor of Bank of America, N.A., dated August 31, 2012
99.1*	Audited Balance Sheet of the Acquired Business as of December 31, 2011 and 2010, and Audited Statement of Operations for the years ended December 31, 2011 and 2010, and the notes thereto
99.2*	Unaudited Balance Sheet of the Acquired Business as of June 30, 2012, and the Unaudited Statement of Operations for the six months ended June 30, 2012 and 2011, and the notes thereto
99.3*
Unaudited Pro Forma Combined Balance Sheet as of June 30, 2012, Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2012, and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2011

99.4(2)	Press release, dated September 12, 2012, issued by Vertex Energy, Inc. (furnished pursuant to Item 7.01) announcing the entry into the Credit Agreement and the closing of the Unit Purchase Agreement

(1)    Filed as an exhibit to the Company’s Report on Form 8-K, filed with the Commission on August 15, 2012, and incorporated herein by reference.

(2)    Filed as an exhibit to the Company’s Report on Form 8-K, filed with the Commission on September 12, 2012, and incorporated herein by reference.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: November 27, 2012	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibits

2.1(1)	Unit Purchase Agreement by and among Vertex Energy, Inc., Vertex Acquisition Sub, LLC, Vertex Holdings, L.P. and B & S Cowart Family L.P. dated as of August 14, 2012
2.2(2)	First Amendment to Unit Purchase Agreement by and among Vertex Energy, Inc., Vertex Acquisition Sub, LLC, Vertex Holdings, L.P. and B & S Cowart Family L.P. dated as of September 11, 2012
10.1(2)	Credit Agreement between Vertex Energy, Inc., a borrower and Bank of America, N.A. as lender, dated August 31, 2012
10.2(2)	$10,000,000 Revolving Note by Vertex Energy, Inc., in favor of Bank of America, N.A., dated August 31, 2012
10.3(2)	$8,500,000 Term Note by Vertex Energy, Inc., in favor of Bank of America, N.A., dated August 31, 2012
10.4(2)	Form of Security Agreement dated August 31, 2012
10.5(2)	Corporate Guaranty in favor of Bank of America, N.A., dated August 31, 2012
99.1*	Audited Balance Sheet of the Acquired Business as of December 31, 2011 and 2010, and Audited Statement of Operations for the years ended December 31, 2011 and 2010, and the notes thereto
99.2*	Unaudited Balance Sheet of the Acquired Business as of June 30, 2012, and the Unaudited Statement of Operations for the six months ended June 30, 2012 and 2011, and the notes thereto
99.3*
Unaudited Pro Forma Combined Balance Sheet as of June 30, 2012, Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2012, and Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2011

99.4(2)	Press release, dated September 12, 2012, issued by Vertex Energy, Inc. (furnished pursuant to Item 7.01) announcing the entry into the Credit Agreement and the closing of the Unit Purchase Agreement

(1)    Filed as an exhibit to the Company’s Report on Form 8-K, filed with the Commission on August 15, 2012, and incorporated herein by reference.

(2)    Filed as an exhibit to the Company’s Report on Form 8-K, filed with the Commission on September 12, 2012, and incorporated herein by reference.

* Filed herewith.